UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2008

Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-33723	41-2230745
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, Suite 800, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713 350 6000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Investment Credit Facility

On October 24, 2008, Main Street Capital Corporation (“Main Street”) entered into a Credit Agreement (the “Credit Agreement”) among Main Street, as borrower, Main Street Capital Partners, LLC and Main Street Equity Interests, Inc., as guarantors, Branch Banking and Trust Company (“BB&T”) and Compass Bank, as lenders, and BB&T, as administrative agent for the lenders. On the date of this filing, Main Street did not have any outstanding borrowings under the Credit Agreement.

Under the Credit Agreement, the lenders have agreed to extend revolving loans to Main Street in an amount not to exceed $30,000,000 (the “Revolving Facility”), with availability subject to the number and value of eligible investments and the unrestricted cash and cash equivalents held by Main Street and included in a borrowing base. Main Street has the right to request an increase in commitments under the Revolving Facility up to a total of $75,000,000, subject to certain conditions.

The purpose of the Revolving Facility is to provide additional liquidity in support of future investments and operational activities. The Credit Agreement has a three year term and borrowings under the Revolving Facility bear interest, subject to Main Street’s election, on a per annum basis equal to (i) the applicable LIBOR rate plus 275 basis points or (ii) the applicable base rate of interest plus 75 basis points. The Credit Agreement also requires payment of 37.5 basis points per annum in unused commitment fees based on average daily unused balances under the Revolving Facility.

The Revolving Facility is guaranteed by the guarantors, each a wholly owned subsidiary of Main Street. The Revolving Facility is secured by (i) substantially all of the present and future property and assets of Main Street and the guarantors, (ii) 100% of the equity interests in the domestic subsidiaries of Main Street, other than those that are “small business investment companies”, and (iii) 65% of the equity interests in the foreign subsidiaries of Main Street (collectively, the “Collateral”). Notwithstanding the foregoing, the Collateral shall not include any collateral securing the Treasury Credit Agreement (defined below).

The Credit Agreement contains cross default provisions to other material debt and other material contracts of Main Street and contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity (as defined) of not less than 10% of the aggregate principal amount outstanding, (ii) maintaining a minimum consolidated tangible net worth (as defined), and (iii) maintaining a interest coverage ratio (as defined) of at least 2.00 to 1.00.

BB&T and the other lenders under the Credit Agreement, and their respective affiliates, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for Main Street.

The above summary is not complete and is qualified in its entirety to the full text of the Credit Agreement.

Treasury Credit Facility

On October 24, 2008, Main Street unilaterally exercised its rights under the separate Treasury Secured Revolving Credit Agreement (the “Treasury Credit Agreement”) among Main Street, as borrower, Main Street Capital Partners, LLC, as initial guarantor, Wachovia Bank, National Association and BB&T, as lenders, and BB&T, as administrative agent for the lenders, to reduce the treasury-based revolving facility (the “Treasury Facility”) commitments from $100,000,000 to $50,000,000. On the date of this filing, Main Street did not have any outstanding borrowings under the Treasury Facility.

BB&T and the other lenders under the Treasury Credit Agreement, and their respective affiliates, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for Main Street.

The above summary is not complete and is qualified in its entirety to the full text of the Treasury Credit Agreement.

Item 8.01	Other Events.

On October 27, 2008, Main Street issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under Item 8.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Credit Agreement dated October 24, 2008

10.2	General Security Agreement dated October 24, 2008

10.3	Custodial Agreement dated October 24, 2008

10.4	Equity Pledge Agreement dated October 24, 2008

10.5	Treasury Secured Revolving Credit Agreement dated December 31, 2007 (previously filed as Exhibit 10.1 to Main Street’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723)

10.6	Security Agreement dated December 31, 2007 (previously filed as Exhibit 10.2 to Main Street’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723)

10.7	Control Agreement dated December 31, 2007 (previously filed as Exhibit 10.3 to Main Street’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723)

10.8	Custody Agreement dated December 31, 2007 (previously filed as Exhibit 10.4 to Main Street’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723)

99.1	Press release dated October 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: October 28, 2008	By:	/s/ Rodger A. Stout
Name: Rodger A. Stout
Title: Chief Compliance Officer

Exhibit Index

Exhibit No.	Description
10.1	Credit Agreement dated October 24, 2008

10.2	General Security Agreement dated October 24, 2008

10.3	Custodial Agreement dated October 24, 2008

10.4	Equity Pledge Agreement dated October 24, 2008

10.5	Treasury Secured Revolving Credit Agreement dated December 31, 2007 (previously filed as Exhibit 10.1 to Main Street’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723)

10.6	Security Agreement dated December 31, 2007 (previously filed as Exhibit 10.2 to Main Street’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723)

10.7	Control Agreement dated December 31, 2007 (previously filed as Exhibit 10.3 to Main Street’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723)

10.8	Custody Agreement dated December 31, 2007 (previously filed as Exhibit 10.4 to Main Street’s Current Report on Form 8-K filed January 3, 2008 (File No. 1-33723)

99.1	Press release dated October 27, 2008